POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                      Signature





                                         D. Wayne Silby
Witness                                  Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                            Signature





                                               John G. Guffey, Jr.
Witness                                        Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                      Signature





                                         Rebecca L. Adamson
Witness                                  Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                      Signature





                                          Richard L.  Baird, Jr.
Witness                                   Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                       Signature





                                           Terrence J. Mollner
Witness                                    Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                      Signature





                                          Sydney Amara Morris
Witness                                   Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                     Signature





                                         Charles T. Nason
Witness                                  Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Trustee/Director of Calvert Social Investment Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                       Signature





                                           Barbara Krumsiek
Witness                                    Name of Director

                           POWER OF ATTORNEY


         I, the undersigned Officer of Calvert Social Investment Fund (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                  Signature





                                      Ronald M. Wolfsheimer
Witness                               Name of   Officer